UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2021

Date of reporting period:	January 1, 2021 – December 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Message from the Trustees

February 8, 2022

Dear Shareholder:

In 2021, most areas of the stock market had another above-average year as corporate earnings rose amid rapid gross domestic product growth. Bonds, on the other hand, had a subpar year, with inflation causing concern. Financial markets are now adjusting to a shift in monetary policy, as the U.S. Federal Reserve reduces its bond-purchasing program and considers raising interest rates.

In 2022, the evolving Covid-19 pandemic remains challenging. Still, companies have learned to adapt to unexpected hurdles. Trends in consumer spending, employment, and credit conditions have been encouraging. We believe economic conditions may remain supportive for financial markets this year.

As the economy shifts gears, Putnam’s investment professionals will be actively managing your fund and monitoring risks, as the firm has done for more than 80 years.

Thank you for investing with Putnam.

Performance summary (as of 12/31/21)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value December 31, 2021

Class IA: $6.30	Class IB: $6.23

Total return at net asset value (as of 12/31/21)

			JPMorgan
	Class IA shares	Class IB shares	Developed High
	(2/1/88)	(4/30/98)	Yield Index*
1 year	5.20%	4.97%	5.92%
5 years	31.42	29.66	34.59
Annualized	5.62	5.33	6.12
10 years	84.80	80.19	94.59
Annualized	6.33	6.06	6.88
Life	1,005.72	931.78	—
Annualized	7.34	7.12	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund 1

Report from your fund’s managers

How was the high-yield market for the 12-month reporting period ended December 31, 2021?

The high-yield market posted steady gains for much of the year, as multiple Covid-19 vaccine developments led to a reopening of the U.S. economy and improving corporate fundamentals. Pent-up consumer demand combined with fiscal and monetary stimulus fueled a robust economic rebound. In October and November, surging inflation that was exacerbated by supply chain bottlenecks and rising energy prices, combined with a sharp rise in Covid cases, led to a reversal in market sentiment for credit-sensitive assets. Investors feared the Federal Reserve would start reducing the vast bond-buying program it launched to support the U.S. economy during the pandemic sooner due to the heightened inflation. The Fed began tapering its bond-buying program in November. In December, Fed policymakers announced plans to end the bond-purchase program in the spring of 2022 and signaled tighter monetary policy ahead with potentially three rate hikes in 2022.

How did Putnam VT High Yield Fund perform in this environment?

Relative to other asset classes, high-yield bonds substantially outpaced investment-grade corporate credit, signaling a comfort level with risk as investors sought higher yields. For the 12-month reporting period, the fund’s class IA shares rose 5.20%, underperforming the fund’s benchmark, the JPMorgan Developed High Yield Index, which returned 5.92%.

What factors had the biggest influence on the fund’s performance relative to the benchmark during the period?

Regarding credit exposure, overweight positioning to BBB-rated bonds contributed to relative performance, while security selection within B-rated bonds detracted from results. At the sector level, overweight positioning and security selection within energy, along with security selection within broadcasting and telecommunications, were the top contributors to relative returns. On the other hand, underweight exposure and security selection within gaming, lodging & leisure and transportation, plus security selection within services, were the largest detractors from relative performance.

In terms of issuer exposure, overweight positions in Oasis Petroleum and Occidental Petroleum were among the top contributors to relative returns, as both positions benefited from rising oil prices in 2021. Out-of-benchmark positioning in KKR also contributed to relative returns. On the other hand, overweight exposure to AMC Entertainment was the largest detractor from relative returns. An initial surge in AMC’s stock price fueled hopes that the company would be able to use equity financing to cut its borrowings. However, AMC’s stock price fell during the period, casting doubt on the company’s ability to do so, which negatively impacted its bond performance. Overweight exposure to Altice USA and avoidance of Hertz also detracted from relative performance.

What is your outlook for the coming months?

As we enter 2022, we have a constructive outlook for the high-yield market. We have a positive outlook on fundamentals and technicals, which we think together support a neutral view on valuation. Our positive outlook on fundamentals is underpinned by the ongoing distribution of Covid vaccines. That said, we remain focused on the health of balance sheets and liquidity metrics, as well as downgrade/default risk. The U.S. high-yield default rate [including distressed exchanges] ended December at 0.27%, now well below historical averages. Regarding technicals, December new issuance was very light but was met with inflows to the asset class. From a valuation standpoint, despite spreads rebounding significantly since the second half of 2020, spreads still look relatively attractive, in our view. We believe that high yield may also present an attractive overall yield proposition in the face of much lower global rates. Risks to our moderately constructive outlook include Covid variants and impacts, commodity price volatility, policy missteps from global central banks, and/or heightened geopolitical tension.

In light of our outlook, we’ve reduced risk in the portfolio by maintaining an overweight allocation to higher-quality split-BBB bonds and further increased our underweight to BBs due to continued spread compression and less attractive valuation on a relative basis.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments). Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

2 Putnam VT High Yield Fund

Putnam VT High Yield Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/21 to 12/31/21. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/20	0.72%	0.97%
Annualized expense ratio for the six-month
period ended 12/31/21*	0.69%	0.94%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/21		ended 12/31/21
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.50	$4.77	$3.52	$4.79
Ending value
(after
expenses)	$1,014.50	$1,013.00	$1,021.73	$1,020.47

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/21. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365). Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

4 Putnam VT High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT High Yield Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT High Yield Fund 5

The fund’s portfolio 12/31/21

	Principal
CORPORATE BONDS AND NOTES (81.8%)*	amount	Value

Advertising and marketing services (0.8%)
Clear Channel Outdoor Holdings, Inc. 144A
company guaranty sr. unsec. sub. notes
7.75%, 4/15/28	$250,000	$267,500
Clear Channel Outdoor Holdings, Inc. 144A sr.
unsec. notes 7.50%, 6/1/29	260,000	277,550
Terrier Media Buyer, Inc. 144A company guaranty
sr. unsec. notes 8.875%, 12/15/27	680,000	734,924
		1,279,974
Automotive (1.3%)
Ford Motor Co. sr. unsec. unsub. bonds
3.25%, 2/12/32	105,000	107,286
Ford Motor Credit Co., LLC sr. unsec. unsub.
notes 5.113%, 5/3/29	320,000	363,600
Ford Motor Credit Co., LLC sr. unsec. unsub.
notes 4.271%, 1/9/27	270,000	290,250
Ford Motor Credit Co., LLC sr. unsec. unsub.
notes 2.90%, 2/16/28	220,000	220,756
Ford Motor Credit Co., LLC sr. unsec. unsub.
notes 4.00%, 11/13/30	735,000	790,713
NESCO Holdings II, Inc. 144A company guaranty
notes 5.50%, 4/15/29	330,000	340,725
		2,113,330
Basic materials (7.7%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%,
10/15/39 (France)	525,000	723,188
Axalta Coating Systems, LLC 144A company
guaranty sr. unsec. notes 3.375%, 2/15/29	345,000	333,788
Beacon Roofing Supply, Inc. 144A company
guaranty sr. notes 4.50%, 11/15/26	220,000	227,786
Beacon Roofing Supply, Inc. 144A sr. unsec.
unsub. notes 4.125%, 5/15/29	130,000	129,931
Big River Steel, LLC/BRS Finance Corp. 144A sr.
notes 6.625%, 1/31/29	256,000	276,800
Boise Cascade Co. 144A company guaranty sr.
unsec. notes 4.875%, 7/1/30	245,000	258,475
Builders FirstSource, Inc. 144A company
guaranty sr. unsec. bonds 4.25%, 2/1/32	160,000	165,632
BWAY Holding Co. 144A sr. unsec. notes
7.25%, 4/15/25	325,000	325,824
Cemex SAB de CV 144A company guaranty sr.
notes 5.45%, 11/19/29 (Mexico)	225,000	241,031
CF Industries, Inc. company guaranty sr. unsec.
bonds 4.95%, 6/1/43	455,000	547,138
Coeur Mining, Inc. 144A company guaranty sr.
unsec. notes 5.125%, 2/15/29	245,000	224,530
Compass Minerals International, Inc.
144A company guaranty sr. unsec. notes
6.75%, 12/1/27	315,000	333,531
Compass Minerals International, Inc.
144A company guaranty sr. unsec. notes
4.875%, 7/15/24	170,000	173,613
Constellium NV 144A company guaranty sr.
unsec. notes 5.875%, 2/15/26 (France)	250,000	252,188
CP Atlas Buyer, Inc. 144A sr. unsec. notes
7.00%, 12/1/28	145,000	144,275
First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7.50%, 4/1/25 (Canada)	200,000	205,740
First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 6.875%,
3/1/26 (Canada)	570,000	592,088

		Principal
CORPORATE BONDS AND NOTES (81.8%)* cont.		amount	Value

Basic materials cont.
Freeport-McMoRan, Inc. company guaranty sr.
unsec. bonds 4.625%, 8/1/30 (Indonesia)		$165,000	$176,963
Freeport-McMoRan, Inc. company guaranty sr.
unsec. notes 4.375%, 8/1/28 (Indonesia)		375,000	393,281
Freeport-McMoRan, Inc. company guaranty sr.
unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)		325,000	408,554
Graphic Packaging International, LLC
144A company guaranty sr. unsec. notes
3.75%, 2/1/30		205,000	207,194
Herens Holdco SARL 144A company guaranty sr.
notes 4.75%, 5/15/28 (Luxembourg)		695,000	681,100
HudBay Minerals, Inc. 144A company guaranty
sr. unsec. notes 4.50%, 4/1/26 (Canada)		135,000	134,831
HudBay Minerals, Inc. 144A company guaranty
sr. unsec. notes 6.125%, 4/1/29 (Canada)		80,000	84,831
Ingevity Corp. 144A company guaranty sr. unsec.
notes 3.875%, 11/1/28		260,000	254,150
Intelligent Packaging Holdco Issuer LP 144A sr.
unsec. notes 9.00%, 1/15/26 (Canada) ‡‡		215,000	225,213
Intelligent Packaging, Ltd., Finco, Inc./Intelligent
Packaging, Ltd. Co-Issuer, LLC 144A sr. notes
6.00%, 9/15/28 (Canada)		275,000	282,563
Kleopatra Holdings 2 SCA company guaranty
sr. unsec. notes Ser. REGS, 6.50%, 9/1/26
(Luxembourg)	EUR	240,000	249,162
Kraton Polymers, LLC 144A company guaranty
sr. unsec. notes 4.25%, 12/15/25		350,000	$362,289
Louisiana-Pacific Corp. 144A sr. unsec. notes
3.625%, 3/15/29		245,000	249,883
Mauser Packaging Solutions Holding Co. 144A sr.
notes 8.50%, 4/15/24		100,000	103,000
Mercer International, Inc. sr. unsec. notes
5.125%, 2/1/29 (Canada)		275,000	280,877
NOVA Chemicals Corp. 144A sr. unsec. sub. notes
4.25%, 5/15/29 (Canada)		75,000	75,305
Novelis Corp. 144A company guaranty sr. unsec.
bonds 3.875%, 8/15/31		70,000	69,563
Novelis Corp. 144A company guaranty sr. unsec.
notes 4.75%, 1/30/30		215,000	226,019
Olympus Water US Holding Corp. 144A sr. notes
4.25%, 10/1/28		230,000	228,707
Olympus Water US Holding Corp. 144A sr. unsec.
notes 6.25%, 10/1/29		380,000	370,500
Pactiv Evergreen Group Issuer, LLC/Pactiv
Evergreen Group Issuer, Inc. 144A sr. notes
4.375%, 10/15/28		70,000	69,475
SCIH Salt Holdings, Inc. 144A sr. notes
4.875%, 5/1/28		130,000	124,800
SCIH Salt Holdings, Inc. 144A sr. unsec. notes
6.625%, 5/1/29		250,000	233,750
TMS International Holding Corp. 144A sr. unsec.
notes 6.25%, 4/15/29		405,000	402,975
Trinseo Materials Operating SCA/Trinseo
Materials Finance, Inc. 144A company guaranty
sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)		365,000	372,300
Tronox, Inc. 144A company guaranty sr. unsec.
notes 4.625%, 3/15/29		570,000	569,288
Univar Solutions USA, Inc. 144A company
guaranty sr. unsec. notes 5.125%, 12/1/27		380,000	396,519
WR Grace Holdings, LLC 144A company guaranty
sr. notes 4.875%, 6/15/27		235,000	241,376
WR Grace Holdings, LLC 144A sr. unsec. notes
5.625%, 8/15/29		275,000	281,531
			12,911,557

6 Putnam VT High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (81.8%)* cont.	amount	Value

Broadcasting (3.3%)
Beasley Mezzanine Holdings, LLC 144A company
guaranty sr. notes 8.625%, 2/1/26	$520,000	$513,500
Diamond Sports Group, LLC/Diamond Sports
Finance Co. 144A sr. notes 5.375%, 8/15/26	345,000	172,500
Entercom Media Corp. 144A company guaranty
notes 6.75%, 3/31/29	330,000	322,398
Entercom Media Corp. 144A company guaranty
notes 6.50%, 5/1/27	260,000	257,192
Gray Escrow II, Inc. 144A sr. unsec. bonds
5.375%, 11/15/31	380,000	390,925
iHeartCommunications, Inc. company guaranty
sr. unsec. notes 8.375%, 5/1/27	447,569	472,185
Scripps Escrow II, Inc. 144A sr. notes
3.875%, 1/15/29	185,000	184,769
Scripps Escrow II, Inc. 144A sr. unsec. bonds
5.375%, 1/15/31	210,000	213,413
Scripps Escrow, Inc. 144A company guaranty sr.
unsec. notes 5.875%, 7/15/27	165,000	173,343
Sinclair Television Group, Inc. 144A sr. bonds
4.125%, 12/1/30	170,000	161,075
Sirius XM Radio, Inc. 144A company guaranty sr.
unsec. bonds 3.875%, 9/1/31	515,000	504,932
Sirius XM Radio, Inc. 144A company guaranty sr.
unsec. notes 4.00%, 7/15/28	550,000	553,075
Spanish Broadcasting System, Inc. 144A sr. notes
9.75%, 3/1/26	265,000	272,619
Townsquare Media, Inc. 144A sr. notes
6.875%, 2/1/26	325,000	344,906
Univision Communications, Inc. 144A company
guaranty sr. notes 6.625%, 6/1/27	340,000	366,350
Univision Communications, Inc. 144A company
guaranty sr. notes 4.50%, 5/1/29	175,000	176,750
Urban One, Inc. 144A company guaranty sr.
notes 7.375%, 2/1/28	405,000	417,150
		5,497,082
Building materials (1.7%)
American Builders & Contractors Supply Co., Inc.
144A sr. notes 4.00%, 1/15/28	375,000	383,711
American Builders & Contractors Supply Co., Inc.
144A sr. unsec. notes 3.875%, 11/15/29	165,000	164,175
BCPE Ulysses Intermediate, Inc. 144A sr. unsec.
notes 7.75%, 4/1/27 ‡‡	140,000	138,250
JELD-WEN, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 12/15/27	275,000	282,189
LBM Acquisition, LLC 144A company guaranty sr.
unsec. notes 6.25%, 1/15/29	250,000	247,188
Masonite International Corp. 144A company
guaranty sr. unsec. notes 5.375%, 2/1/28	125,000	131,094
Masonite International Corp. 144A company
guaranty sr. unsec. notes 3.50%, 2/15/30	170,000	168,088
Standard Industries, Inc. 144A sr. unsec. bonds
3.375%, 1/15/31	220,000	211,924
Standard Industries, Inc. 144A sr. unsec. notes
5.00%, 2/15/27	115,000	118,381
Standard Industries, Inc. 144A sr. unsec. notes
4.75%, 1/15/28	30,000	30,975
Standard Industries, Inc. 144A sr. unsec. notes
4.375%, 7/15/30	220,000	224,125
Werner FinCo LP/Werner FinCo, Inc.
144A company guaranty sr. unsec. notes
8.75%, 7/15/25	470,000	489,975
White Cap Buyer, LLC 144A sr. unsec. notes
6.875%, 10/15/28	290,000	302,325
		2,892,400

	Principal
CORPORATE BONDS AND NOTES (81.8%)* cont.	amount	Value

Capital goods (7.6%)
Adient Global Holdings, Ltd. 144A company
guaranty sr. unsec. notes 4.875%, 8/15/26	$200,000	$204,000
Allison Transmission, Inc. 144A company
guaranty sr. unsec. bonds 3.75%, 1/30/31	345,000	336,375
Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 4.75%, 10/1/27	61,000	63,532
Amsted Industries, Inc. 144A company guaranty
sr. unsec. sub. notes 5.625%, 7/1/27	100,000	104,000
Amsted Industries, Inc. 144A sr. unsec. bonds
4.625%, 5/15/30	225,000	230,625
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%,
6/30/27 (Luxembourg) ‡‡	510,000	525,300
Bombardier, Inc. 144A sr. unsec. notes 7.875%,
4/15/27 (Canada)	410,000	425,211
Bombardier, Inc. 144A sr. unsec. notes 7.50%,
12/1/24 (Canada)	50,000	52,094
Bombardier, Inc. 144A sr. unsec. notes 7.125%,
6/15/26 (Canada)	200,000	207,482
Bombardier, Inc. 144A sr. unsec. notes 6.00%,
2/15/28 (Canada)	125,000	125,379
Canpack SA/Canpack US, LLC 144A
company guaranty sr. unsec. notes 3.875%,
11/15/29 (Poland)	345,000	336,375
Clarios Global LP 144A company guaranty sr.
notes 6.75%, 5/15/25	347,000	363,483
Crown Cork & Seal Co., Inc. company guaranty sr.
unsec. bonds 7.375%, 12/15/26	155,000	186,969
GFL Environmental, Inc. 144A company guaranty
sr. notes 3.50%, 9/1/28 (Canada)	250,000	247,500
GFL Environmental, Inc. 144A company guaranty
sr. unsec. notes 4.75%, 6/15/29 (Canada)	85,000	85,850
GFL Environmental, Inc. 144A company guaranty
sr. unsec. notes 4.00%, 8/1/28 (Canada)	70,000	68,600
GFL Environmental, Inc. 144A sr. notes 5.125%,
12/15/26 (Canada)	305,000	317,200
Granite US Holdings Corp. 144A company
guaranty sr. unsec. notes 11.00%, 10/1/27	315,000	342,563
Great Lakes Dredge & Dock Corp. 144A company
guaranty sr. unsec. notes 5.25%, 6/1/29	225,000	231,750
Husky III Holding, Ltd. 144A sr. unsec. notes
13.00%, 2/15/25 (Canada) ‡‡	390,000	409,500
LSF11 A5 HoldCo., LLC 144A sr. unsec. notes
6.625%, 10/15/29	390,000	384,150
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	175,000	175,438
Madison IAQ, LLC 144A sr. unsec. notes
5.875%, 6/30/29	355,000	355,000
MajorDrive Holdings IV, LLC 144A sr. unsec. notes
6.375%, 6/1/29	500,000	483,750
OT Merger Corp. 144A sr. unsec. notes
7.875%, 10/15/29	510,000	501,713
Panther BF Aggregator 2 LP/Panther Finance
Co., Inc. 144A company guaranty sr. unsec. notes
8.50%, 5/15/27	345,000	365,700
Park-Ohio Industries, Inc. company guaranty sr.
unsec. notes 6.625%, 4/15/27	425,000	412,463
PM General Purchaser, LLC 144A sr. notes
9.50%, 10/1/28	370,000	374,871
Roller Bearing Co. of America, Inc. 144A sr. notes
4.375%, 10/15/29	105,000	107,100
Sensata Technologies BV 144A company
guaranty sr. unsec. notes 4.00%, 4/15/29	575,000	585,781
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	785,000	806,588

Putnam VT High Yield Fund 7

	Principal
CORPORATE BONDS AND NOTES (81.8%)* cont.	amount	Value

Capital goods cont.
Stevens Holding Co, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 10/1/26	$275,000	$293,219
Terex Corp. 144A company guaranty sr. unsec.
notes 5.00%, 5/15/29	165,000	169,538
Titan Acquisition, Ltd./Titan Co-Borrower, LLC
144A sr. unsec. notes 7.75%, 4/15/26 (Canada)	345,000	350,175
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.375%, 6/15/26	260,000	267,144
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 5.50%, 11/15/27	275,000	283,250
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 5/1/29	345,000	346,484
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 4.625%, 1/15/29	230,000	229,236
TransDigm, Inc. 144A company guaranty
sr. notes 6.25%, 3/15/26	260,000	270,238
Vertical Holdco GmbH 144A company guaranty
sr. unsec. notes 7.625%, 7/15/28 (Germany)	256,000	274,240
Vertiv Group Corp. 144A company guaranty sr.
notes 4.125%, 11/15/28	120,000	121,200
Waste Pro USA, Inc. 144A sr. unsec. notes
5.50%, 2/15/26	495,000	492,525
WESCO Distribution, Inc. 144A company
guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	245,000	268,581
		12,782,172
Commercial and consumer services (2.2%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	305,000	300,425
Allied Universal Holdco LLC/Allied Universal
Finance Corp. 144A sr. unsec. notes
6.00%, 6/1/29	340,000	330,650
Block, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	330,000	338,250
Carriage Services, Inc. 144A company guaranty
sr. unsec. notes 4.25%, 5/15/29	235,000	233,825
Garda World Security Corp. 144A sr. unsec. notes
6.00%, 6/1/29 (Canada)	250,000	238,750
Gartner, Inc. 144A company guaranty sr. unsec.
bonds 3.75%, 10/1/30	355,000	360,325
Gartner, Inc. 144A company guaranty sr. unsec.
notes 3.625%, 6/15/29	90,000	90,995
GW B-CR Security Corp. 144A sr. unsec. notes
9.50%, 11/1/27 (Canada)	418,000	450,681
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%,
8/1/28 (United Kingdom)	165,000	190,781
Prime Security Services Borrower, LLC/Prime
Finance, Inc. 144A company guaranty sr. notes
3.375%, 8/31/27	165,000	159,289
Prime Security Services Borrower, LLC/Prime
Finance, Inc. 144A notes 6.25%, 1/15/28	310,000	323,175
Sabre GLBL, Inc. 144A company guaranty
sr. notes 9.25%, 4/15/25	380,000	429,400
Shift4 Payments, LLC/Shift4 Payments Finance
Sub, Inc. 144A company guaranty sr. unsec.
notes 4.625%, 11/1/26	275,000	284,903
		3,731,449
Communication services (6.5%)
Altice Financing SA 144A company guaranty
sr. notes 5.00%, 1/15/28 (Luxembourg)	205,000	200,057
Altice France Holding SA 144A company
guaranty sr. sub. notes 10.50%, 5/15/27
(Luxembourg)	345,000	370,875
Altice France Holding SA 144A company
guaranty sr. unsec. notes 6.00%, 2/15/28
(Luxembourg)	510,000	487,050

	Principal
CORPORATE BONDS AND NOTES (81.8%)* cont.	amount	Value

Communication services cont.
Altice France SA 144A company guaranty
sr. notes 5.50%, 10/15/29 (France)	$230,000	$226,550
Altice France SA 144A company guaranty
sr. notes 5.50%, 1/15/28 (France)	400,000	396,000
Altice France SA 144A company guaranty
sr. notes 5.125%, 7/15/29 (France)	280,000	273,126
CCO Holdings, LLC/CCO Holdings Capital Corp.
sr. unsec. bonds 4.50%, 5/1/32	210,000	216,038
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. bonds 5.375%, 6/1/29	1,295,000	1,397,440
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. bonds 4.75%, 3/1/30	255,000	265,200
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. bonds 4.50%, 8/15/30	145,000	148,363
CommScope Technologies, LLC 144A company
guaranty sr. unsec. notes 6.00%, 6/15/25	116,000	116,000
CSC Holdings, LLC sr. unsec. unsub. bonds
5.25%, 6/1/24	1,000,000	1,040,000
DIRECTV Holdings, LLC/DIRECTV Financing Co.,
Inc. 144A sr. notes 5.875%, 8/15/27	145,000	148,438
DISH DBS Corp. company guaranty sr. unsec.
notes 7.75%, 7/1/26	215,000	226,825
DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.125%, 6/1/29	345,000	313,950
DISH DBS Corp. 144A company guaranty sr.
notes 5.75%, 12/1/28	300,000	303,000
DISH DBS Corp. 144A company guaranty sr.
notes 5.25%, 12/1/26	165,000	167,605
Embarq Corp. sr. unsec. unsub. bonds
7.995%, 6/1/36	400,000	448,000
Frontier Communications Corp. 144A company
guaranty sr. notes 5.875%, 10/15/27	155,000	163,913
Frontier Communications Corp. 144A notes
6.75%, 5/1/29	490,000	509,600
Level 3 Financing, Inc. 144A company guaranty
sr. unsec. notes 4.625%, 9/15/27	105,000	107,100
Level 3 Financing, Inc. 144A company guaranty
sr. unsec. notes 4.25%, 7/1/28	280,000	277,200
Level 3 Financing, Inc. 144A company guaranty
sr. unsec. unsub. notes 3.625%, 1/15/29	165,000	156,750
Sprint Capital Corp. company guaranty sr.
unsec. unsub. notes 6.875%, 11/15/28	550,000	695,750
Sprint Corp. company guaranty sr. unsec. notes
7.625%, 3/1/26	330,000	396,198
Sprint Corp. company guaranty sr. unsec. sub.
notes 7.875%, 9/15/23	250,000	275,313
T-Mobile USA, Inc. company guaranty sr. notes
3.75%, 4/15/27	325,000	351,943
T-Mobile USA, Inc. company guaranty sr. unsec.
bonds 2.875%, 2/15/31	230,000	227,148
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 2.625%, 2/15/29	165,000	162,525
T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. bonds 4.75%, 2/1/28	315,000	331,538
Virgin Media Finance PLC 144A sr. unsec. bonds
5.00%, 7/15/30 (United Kingdom)	200,000	199,000
Ziggo Bond Co. BV 144A sr. unsec. notes 6.00%,
1/15/27 (Netherlands)	250,000	257,500
Ziggo BV 144A company guaranty sr. notes
5.50%, 1/15/27 (Netherlands)	154,000	158,235
		11,014,230

8 Putnam VT High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (81.8%)* cont.	amount	Value

Consumer (0.7%)
Scotts Miracle-Gro Co. (The) company guaranty
sr. unsec. notes 4.50%, 10/15/29	$455,000	$474,338
Scotts Miracle-Gro Co. (The) 144A company
guaranty sr. unsec. bonds 4.375%, 2/1/32	175,000	174,563
Spectrum Brands, Inc. 144A company guaranty
sr. unsec. bonds 5.00%, 10/1/29	240,000	251,700
Spectrum Brands, Inc. 144A company guaranty
sr. unsec. bonds 3.875%, 3/15/31	315,000	311,063
		1,211,664
Consumer staples (6.0%)
1011778 BC ULC/New Red Finance, Inc. 144A
bonds 4.00%, 10/15/30 (Canada)	215,000	211,238
1011778 BC ULC/New Red Finance, Inc.
144A company guaranty notes 4.375%,
1/15/28 (Canada)	215,000	219,300
1011778 BC ULC/New Red Finance, Inc.
144A company guaranty sr. notes 3.875%,
1/15/28 (Canada)	365,000	368,650
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 4.875%, 2/15/30	90,000	97,175
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 4.625%, 1/15/27	170,000	178,405
Albertsons Cos., LLC/Safeway, Inc./New
Albertsons LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 7.50%, 3/15/26	365,000	389,638
Brand Energy & Infrastructure Services, Inc.
144A sr. unsec. notes 8.50%, 7/15/25	95,000	94,912
CDW, LLC/CDW Finance Corp. company
guaranty sr. unsec. notes 3.25%, 2/15/29	330,000	332,947
Fresh Market, Inc. (The) 144A company guaranty
sr. notes 9.75%, 5/1/23	590,000	606,963
Golden Nugget, Inc. 144A company guaranty sr.
unsec. sub. notes 8.75%, 10/1/25	250,000	260,000
Golden Nugget, Inc. 144A sr. unsec. notes
6.75%, 10/15/24	515,000	515,000
IRB Holding Corp. 144A company guaranty sr.
notes 7.00%, 6/15/25	160,000	169,275
KFC Holding Co./Pizza Hut Holdings, LLC/Taco
Bell of America, LLC 144A company guaranty sr.
unsec. notes 4.75%, 6/1/27	240,000	248,100
Kraft Heinz Foods Co. company guaranty sr.
unsec. notes 5.00%, 7/15/35	307,000	375,566
Kraft Heinz Foods Co. company guaranty sr.
unsec. sub. notes 3.75%, 4/1/30	310,000	334,622
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 5/15/28	220,000	238,150
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. notes 4.125%, 1/31/30	395,000	402,900
Match Group Holdings II, LLC 144A sr. unsec.
bonds 5.00%, 12/15/27	164,000	170,560
Match Group Holdings II, LLC 144A sr. unsec.
bonds 3.625%, 10/1/31	145,000	140,831
Match Group Holdings II, LLC 144A sr. unsec.
notes 4.125%, 8/1/30	70,000	70,700
Match Group Holdings II, LLC 144A sr. unsec.
unsub. notes 4.625%, 6/1/28	305,000	317,322
Millennium Escrow Corp. 144A sr. notes
6.625%, 8/1/26	235,000	235,588
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	120,000	136,800
Netflix, Inc. sr. unsec. unsub. notes
5.875%, 11/15/28	755,000	907,888

	Principal
CORPORATE BONDS AND NOTES (81.8%)* cont.	amount	Value

Consumer staples cont.
Netflix, Inc. 144A sr. unsec. bonds
5.375%, 11/15/29	$20,000	$23,750
Netflix, Inc. 144A sr. unsec. bonds
4.875%, 6/15/30	55,000	64,144
Newell Brands, Inc. sr. unsec. notes
4.875%, 6/1/25	175,000	190,750
Newell Brands, Inc. sr. unsec. unsub. notes
4.70%, 4/1/26	295,000	321,625
PECF USS Intermediate Holding III Corp. 144A sr.
unsec. notes 8.00%, 11/15/29	640,000	662,720
Rite Aid Corp. 144A company guaranty sr. notes
8.00%, 11/15/26	298,000	303,960
Rite Aid Corp. 144A company guaranty sr. unsec.
sub. notes 7.50%, 7/1/25	394,000	405,032
TripAdvisor, Inc. 144A company guaranty sr.
unsec. notes 7.00%, 7/15/25	300,000	316,500
VM Consolidated, Inc. 144A company guaranty
sr. unsec. notes 5.50%, 4/15/29	345,000	346,725
Yum! Brands, Inc. sr. unsec. sub. bonds
3.625%, 3/15/31	160,000	159,400
Yum! Brands, Inc. 144A sr. unsec. bonds
4.75%, 1/15/30	240,000	259,800
		10,076,936
Energy (oil field) (0.5%)
ChampionX Corp. company guaranty sr. unsec.
notes 6.375%, 5/1/26	89,000	92,560
Nabors Industries, Inc. company guaranty sr.
unsec. notes 5.75%, 2/1/25	195,000	180,746
Nabors Industries, Inc. 144A company guaranty
sr. unsec. notes 9.00%, 2/1/25	102,000	105,060
USA Compression Partners LP/USA
Compression Finance Corp. company guaranty
sr. unsec. notes 6.875%, 4/1/26	230,000	239,200
USA Compression Partners LP/USA
Compression Finance Corp. company guaranty
sr. unsec. unsub. notes 6.875%, 9/1/27	150,000	158,438
		776,004
Energy (other) (0.1%)
Renewable Energy Group, Inc. 144A company
guaranty sr. notes 5.875%, 6/1/28	115,000	118,163
		118,163
Entertainment (1.5%)
AMC Entertainment Holdings, Inc. 144A
company guaranty notes 10.00%, 6/15/26 ‡‡	175,000	172,910
AMC Entertainment Holdings, Inc. 144A
company guaranty sr. notes 10.50%, 4/15/25	130,000	138,450
Cinemark USA, Inc. 144A company guaranty sr.
unsec. notes 5.875%, 3/15/26	275,000	278,438
Cinemark USA, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 7/15/28	370,000	360,750
Constellation Merger Sub, Inc. 144A sr. unsec.
notes 8.50%, 9/15/25	485,000	460,750
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 11/1/24	35,000	35,350
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 3/15/26	205,000	211,663
Live Nation Entertainment, Inc. 144A sr. notes
6.50%, 5/15/27	160,000	175,000
Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 4/15/27	320,000	330,800
Six Flags Theme Parks, Inc. 144A company
guaranty sr. notes 7.00%, 7/1/25	305,000	325,722
		2,489,833

Putnam VT High Yield Fund 9

	Principal
CORPORATE BONDS AND NOTES (81.8%)* cont.	amount	Value

Financials (8.0%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	$275,000	$285,313
Alliant Holdings Intermediate, LLC/Alliant
Holdings Co-Issuer 144A sr. unsec. notes
6.75%, 10/15/27	390,000	404,625
Ally Financial, Inc. company guaranty sr. unsec.
notes 8.00%, 11/1/31	730,000	1,033,366
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes
7.50%, 4/1/29	400,000	409,344
Bank of America Corp. jr. unsec. sub. FRN Ser. AA,
6.10%, perpetual maturity	140,000	151,725
Bank of America Corp. jr. unsec. sub. FRN Ser. Z,
6.50%, perpetual maturity	130,000	142,346
Blackstone Mortgage Trust, Inc. 144A sr. notes
3.75%, 1/15/27 R	200,000	199,356
CNO Financial Group, Inc. sr. unsec. notes
5.25%, 5/30/29	210,000	241,164
Cobra AcquisitionCo., LLC 144A company
guaranty sr. unsec. notes 6.375%, 11/1/29	360,000	355,500
Coinbase Global, Inc. 144A company guaranty sr.
unsec. unsub. bonds 3.625%, 10/1/31	170,000	156,400
Coinbase Global, Inc. 144A company guaranty sr.
unsec. unsub. notes 3.375%, 10/1/28	175,000	163,625
Deutsche Bank AG unsec. sub. FRB 3.729%,
1/14/32 (Germany)	200,000	204,464
Dresdner Funding Trust I 144A jr. unsec. sub.
notes 8.151%, 6/30/31	150,000	211,617
Empire Communities Corp. 144A sr. unsec. notes
7.00%, 12/15/25 (Canada)	125,000	130,000
Freedom Mortgage Corp. 144A sr. unsec. notes
8.25%, 4/15/25	231,000	236,486
Freedom Mortgage Corp. 144A sr. unsec. notes
8.125%, 11/15/24	270,000	273,375
Freedom Mortgage Corp. 144A sr. unsec. notes
6.625%, 1/15/27	175,000	171,063
goeasy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 12/1/24 (Canada)	100,000	102,750
goeasy, Ltd. 144A company guaranty sr. unsec.
notes 4.375%, 5/1/26 (Canada)	195,000	199,388
Home Point Capital, Inc. 144A company
guaranty sr. unsec. notes 5.00%, 2/1/26	165,000	153,244
HUB International, Ltd. 144A sr. unsec. notes
7.00%, 5/1/26	335,000	344,213
HUB International, Ltd. 144A sr. unsec. notes
5.625%, 12/1/29	100,000	103,022
Icahn Enterprises LP/Icahn Enterprises Finance
Corp. company guaranty sr. unsec. notes
6.25%, 5/15/26	365,000	380,056
Icahn Enterprises LP/Icahn Enterprises Finance
Corp. company guaranty sr. unsec. notes
5.25%, 5/15/27	260,000	267,392
Icahn Enterprises LP/Icahn Enterprises Finance
Corp. company guaranty sr. unsec. sub. notes
4.375%, 2/1/29	165,000	160,875
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	260,000	269,100
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	420,000	435,750
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	330,000	337,425
Ladder Capital Finance Holdings, LLLP/Ladder
Capital Finance Corp. 144A company guaranty
sr. unsec. notes 4.75%, 6/15/29 R	240,000	246,000
Ladder Capital Finance Holdings, LLLP/Ladder
Capital Finance Corp. 144A company guaranty
sr. unsec. unsub. notes 5.25%, 10/1/25 R	90,000	90,900

	Principal
CORPORATE BONDS AND NOTES (81.8%)* cont.	amount	Value

Financials cont.
Ladder Capital Finance Holdings, LLLP/Ladder
Capital Finance Corp. 144A sr. unsec. notes
4.25%, 2/1/27 R	$305,000	$305,381
Lloyds Banking Group PLC jr. unsec. sub. FRB
7.50%, perpetual maturity (United Kingdom)	328,000	362,640
Nationstar Mortgage Holdings, Inc.
144A company guaranty sr. unsec. notes
5.75%, 11/15/31	355,000	353,225
Nationstar Mortgage Holdings, Inc.
144A company guaranty sr. unsec. notes
5.50%, 8/15/28	270,000	275,400
Nationstar Mortgage Holdings, Inc.
144A company guaranty sr. unsec. notes
5.125%, 12/15/30	100,000	98,750
OneMain Finance Corp. company guaranty sr.
unsec. notes 8.875%, 6/1/25	75,000	80,250
OneMain Finance Corp. company guaranty sr.
unsec. notes 4.00%, 9/15/30	170,000	167,175
OneMain Finance Corp. company guaranty sr.
unsec. sub. notes 7.125%, 3/15/26	160,000	182,400
OneMain Finance Corp. company guaranty sr.
unsec. sub. notes 6.625%, 1/15/28	255,000	285,600
OneMain Finance Corp. company guaranty sr.
unsec. unsub. notes 6.875%, 3/15/25	205,000	228,063
OneMain Finance Corp. company guaranty sr.
unsec. unsub. notes 5.375%, 11/15/29	435,000	472,973
PennyMac Financial Services, Inc. 144A
company guaranty sr. unsec. notes
5.75%, 9/15/31	160,000	161,600
PennyMac Financial Services, Inc. 144A
company guaranty sr. unsec. notes
5.375%, 10/15/25	305,000	313,388
PHH Mortgage Corp. 144A company guaranty sr.
notes 7.875%, 3/15/26	520,000	537,633
Provident Funding Associates LP/PFG Finance
Corp. 144A sr. unsec. notes 6.375%, 6/15/25	505,000	513,838
Service Properties Trust company guaranty sr.
unsec. unsub. notes 7.50%, 9/15/25 R	120,000	130,012
Societe Generale SA 144A jr. unsec. sub. FRN
4.75%, perpetual maturity (France)	255,000	259,131
Societe Generale SA 144A jr. unsec. sub. notes
5.375%, perpetual maturity (France)	260,000	273,142
Starwood Property Trust, Inc. sr. unsec. notes
4.75%, 3/15/25 R	245,000	254,800
Starwood Property Trust, Inc. 144A sr. unsec.
unsub. notes 3.75%, 12/31/24 R	100,000	101,076
USIS Merger Sub, Inc. 144A sr. unsec. notes
6.875%, 5/1/25	300,000	302,250
		13,518,611
Gaming and lottery (2.3%)
Boyd Gaming Corp. company guaranty sr. unsec.
notes 4.75%, 12/1/27	155,000	158,100
Boyd Gaming Corp. 144A sr. unsec. bonds
4.75%, 6/15/31	345,000	351,900
Boyd Gaming Corp. 144A sr. unsec. notes
8.625%, 6/1/25	70,000	75,006
Caesars Entertainment, Inc. 144A sr. notes
6.25%, 7/1/25	515,000	540,557
Caesars Entertainment, Inc. 144A sr. unsec.
notes 4.625%, 10/15/29	125,000	125,000
Penn National Gaming, Inc. 144A sr. unsec. notes
5.625%, 1/15/27	425,000	433,500
Raptor Acquisition Corp./Raptor Co-Issuer, LLC
144A sr. notes 4.875%, 11/1/26	105,000	106,050

10 Putnam VT High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (81.8%)* cont.	amount	Value

Gaming and lottery cont.
Scientific Games International, Inc.
144A company guaranty sr. unsec. notes
7.25%, 11/15/29	$500,000	$557,500
Scientific Games International, Inc. 144A sr.
unsec. notes 7.00%, 5/15/28	145,000	154,425
Station Casinos, LLC 144A sr. unsec. bonds
4.625%, 12/1/31	110,000	110,902
Station Casinos, LLC 144A sr. unsec. notes
4.50%, 2/15/28	305,000	306,739
Wynn Las Vegas, LLC/Wynn Las Vegas Capital
Corp. 144A company guaranty sr. unsec. sub.
notes 5.25%, 5/15/27	415,000	424,263
Wynn Resorts Finance, LLC/Wynn Resorts
Capital Corp. 144A sr. unsec. bonds
5.125%, 10/1/29	395,000	400,925
Wynn Resorts Finance, LLC/Wynn Resorts
Capital Corp. 144A sr. unsec. notes
7.75%, 4/15/25	90,000	94,388
		3,839,255
Health care (6.8%)
Air Methods Corp. 144A sr. unsec. notes
8.00%, 5/15/25	435,000	372,469
Bausch Health Cos., Inc. 144A company guaranty
sr. unsec. notes 7.25%, 5/30/29	290,000	287,100
Bausch Health Cos., Inc. 144A company guaranty
sr. unsec. notes 6.25%, 2/15/29	220,000	209,053
Bausch Health Cos., Inc. 144A company guaranty
sr. unsec. notes 6.125%, 4/15/25	404,000	411,498
Bausch Health Cos., Inc. 144A company guaranty
sr. unsec. notes 5.00%, 2/15/29	130,000	114,725
Bausch Health Cos., Inc. 144A sr. notes
4.875%, 6/1/28	280,000	285,600
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	155,000	157,559
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	680,000	731,000
Charles River Laboratories International,
Inc. 144A company guaranty sr. unsec. notes
4.00%, 3/15/31	160,000	163,800
Charles River Laboratories International,
Inc. 144A company guaranty sr. unsec. notes
3.75%, 3/15/29	145,000	146,813
CHS/Community Health Systems, Inc. 144A
company guaranty sr. notes 8.00%, 3/15/26	245,000	257,556
CHS/Community Health Systems, Inc. 144A
company guaranty sr. notes 6.00%, 1/15/29	35,000	37,406
CHS/Community Health Systems, Inc. 144A
company guaranty sr. notes 5.625%, 3/15/27	135,000	142,425
CHS/Community Health Systems, Inc. 144A
company guaranty sr. unsec. sub. notes
6.875%, 4/1/28	240,000	235,200
CHS/Community Health Systems, Inc. 144A jr.
notes 6.875%, 4/15/29	335,000	341,281
CHS/Community Health Systems, Inc. 144A sr.
notes 6.625%, 2/15/25	310,000	320,850
Elanco Animal Health, Inc. sr. unsec. notes
Ser. WI, 5.90%, 8/28/28	340,000	394,400
Endo DAC/Endo Finance, LLC/Endo Finco,
Inc. 144A company guaranty notes 9.50%,
7/31/27 (Ireland)	118,000	120,115
Endo DAC/Endo Finance, LLC/Endo Finco, Inc.
144A company guaranty sr. unsec. notes 6.00%,
6/30/28 (Ireland)	149,000	111,005

	Principal
CORPORATE BONDS AND NOTES (81.8%)* cont.	amount	Value

Health care cont.
Endo Luxembourg Finance Co. I Sarl/Endo US,
Inc. 144A company guaranty sr. notes 6.125%,
4/1/29 (Luxembourg)	$130,000	$126,913
Global Medical Response, Inc. 144A sr. notes
6.50%, 10/1/25	160,000	161,600
HCA, Inc. company guaranty sr. unsec. notes
3.50%, 9/1/30	150,000	158,531
Jazz Securities DAC 144A company guaranty sr.
unsub. notes 4.375%, 1/15/29 (Ireland)	600,000	621,264
Mallinckrodt International Finance SA/
Mallinckrodt CB, LLC 144A company guaranty
sub. notes 10.00%, 4/15/25 (Luxembourg)	426,000	411,090
Mozart Debt Merger Sub, Inc. 144A sr. notes
3.875%, 4/1/29	115,000	114,594
Mozart Debt Merger Sub, Inc. 144A sr. unsec.
notes 5.25%, 10/1/29	275,000	278,751
Option Care Health, Inc. 144A company guaranty
sr. unsec. notes 4.375%, 10/31/29	105,000	105,263
Organon Finance 1, LLC 144A sr. notes
4.125%, 4/30/28	350,000	355,688
Ortho-Clinical Diagnostics, Inc./Ortho-
Clinical Diagnostics SA 144A sr. unsec. notes
7.375%, 6/1/25	75,000	79,125
Owens & Minor, Inc. 144A sr. unsec. notes
4.50%, 3/31/29	390,000	399,750
Service Corp. International sr. unsec. bonds
5.125%, 6/1/29	435,000	466,538
Service Corp. International sr. unsec. notes
3.375%, 8/15/30	125,000	122,696
Service Corp. International sr. unsec. sub. notes
4.00%, 5/15/31	175,000	177,188
Tenet Healthcare Corp. 144A company guaranty
sr. notes 5.125%, 11/1/27	620,000	645,575
Tenet Healthcare Corp. 144A company guaranty
sr. notes 4.875%, 1/1/26	750,000	770,348
Tenet Healthcare Corp. 144A company guaranty
sr. notes 4.25%, 6/1/29	420,000	426,506
Teva Pharmaceutical Finance Netherlands III
BV company guaranty sr. unsec. notes 6.75%,
3/1/28 (Israel)	665,000	708,225
Teva Pharmaceutical Finance Netherlands III
BV company guaranty sr. unsec. unsub. notes
5.125%, 5/9/29 (Israel)	555,000	544,072
		11,513,572
Homebuilding (1.4%)
Brookfield Residential Properties, Inc./
Brookfield Residential US Corp. 144A sr. unsec.
notes 5.00%, 6/15/29 (Canada)	350,000	350,245
Mattamy Group Corp. 144A sr. unsec. notes
5.25%, 12/15/27 (Canada)	430,000	452,253
Mattamy Group Corp. 144A sr. unsec. notes
4.625%, 3/1/30 (Canada)	435,000	443,026
PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7.875%, 6/15/32	390,000	556,725
Realogy Group, LLC/Realogy Co-Issuer Corp.
144A company guaranty sr. unsec. notes
5.75%, 1/15/29	295,000	302,375
Taylor Morrison Communities, Inc. 144A sr.
unsec. bonds 5.125%, 8/1/30	220,000	242,000
		2,346,624

Putnam VT High Yield Fund 11

	Principal
CORPORATE BONDS AND NOTES (81.8%)* cont.	amount	Value

Lodging/Tourism (0.7%)
Full House Resorts, Inc. 144A company guaranty
sr. notes 8.25%, 2/15/28	$385,000	$404,250
Hilton Worldwide Finance, LLC/Hilton
Worldwide Finance Corp. company guaranty sr.
unsec. notes 4.875%, 4/1/27	365,000	375,950
SugarHouse HSP Gaming Prop. Mezz LP/
SugarHouse HSP Gaming Finance Corp.
144A company guaranty sr. unsub. notes
5.875%, 5/15/25	370,000	368,150
		1,148,350
Media (0.5%)
Lions Gate Capital Holdings, LLC 144A company
guaranty sr. unsec. notes 5.50%, 4/15/29	220,000	223,850
Nielsen Co. Luxembourg SARL (The) 144A
company guaranty sr. unsec. notes 5.00%,
2/1/25 (Luxembourg)	85,000	86,356
Nielsen Finance, LLC/Nielsen Finance Co.
144A company guaranty sr. unsec. notes
5.625%, 10/1/28	250,000	258,125
Nielsen Finance, LLC/Nielsen Finance Co.
144A company guaranty sr. unsec. notes
4.50%, 7/15/29	185,000	181,992
Nielsen Finance, LLC/Nielsen Finance Co. 144A
sr. unsec. bonds 4.75%, 7/15/31	185,000	182,688
		933,011
Oil and gas (11.9%)
Antero Midstream Partners LP/Antero
Midstream Finance Corp. 144A company
guaranty sr. unsec. notes 7.875%, 5/15/26	190,000	209,388
Antero Resources Corp. 144A company guaranty
sr. unsec. notes 8.375%, 7/15/26	133,000	151,430
Antero Resources Corp. 144A company guaranty
sr. unsec. notes 7.625%, 2/1/29	96,000	106,560
Apache Corp. sr. unsec. unsub. notes
5.10%, 9/1/40	165,000	186,450
Apache Corp. sr. unsec. unsub. notes
4.625%, 11/15/25	120,000	128,850
Apache Corp. sr. unsec. unsub. notes
4.375%, 10/15/28	465,000	505,915
Callon Petroleum Co. company guaranty sr.
unsec. notes 6.125%, 10/1/24	420,000	413,700
Callon Petroleum Co. 144A company guaranty
notes 9.00%, 4/1/25	255,000	275,400
Callon Petroleum Co. 144A company guaranty sr.
unsec. notes 8.00%, 8/1/28	255,000	257,550
Centennial Resource Production, LLC
144A company guaranty sr. unsec. notes
6.875%, 4/1/27	540,000	550,800
Centennial Resource Production, LLC
144A company guaranty sr. unsec. notes
5.375%, 1/15/26	375,000	367,500
Cheniere Energy Partners LP company guaranty
sr. unsec. unsub. notes 4.00%, 3/1/31	260,000	272,727
Cheniere Energy Partners LP 144A company
guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	35,000	35,263
Comstock Resources, Inc. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	96,000	99,000
Comstock Resources, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 1/15/30	355,000	363,875
Comstock Resources, Inc. 144A sr. unsec. notes
6.75%, 3/1/29	300,000	325,380
Continental Resources, Inc. company guaranty
sr. unsec. bonds 4.90%, 6/1/44	255,000	282,731

	Principal
CORPORATE BONDS AND NOTES (81.8%)* cont.	amount	Value

Oil and gas cont.
Continental Resources, Inc. 144A company
guaranty sr. unsec. bonds 5.75%, 1/15/31	$615,000	$724,236
Continental Resources, Inc. 144A company
guaranty sr. unsec. bonds 2.875%, 4/1/32	565,000	552,714
CrownRock LP/CrownRock Finance, Inc. 144A sr.
unsec. notes 5.00%, 5/1/29	295,000	306,063
DCP Midstream Operating LP 144A company
guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	485,000	648,081
Devon Energy Corp. sr. unsec. unsub. bonds
7.95%, 4/15/32	400,000	560,436
Devon Energy Corp. sr. unsec. unsub. bonds
7.875%, 9/30/31	155,000	217,000
Devon Energy Corp. sr. unsec. unsub. bonds
5.60%, 7/15/41	125,000	156,790
DT Midstream, Inc. 144A sr. unsec. bonds
4.375%, 6/15/31	140,000	145,600
DT Midstream, Inc. 144A sr. unsec. notes
4.125%, 6/15/29	105,000	107,494
Encino Acquisition Partners Holdings, LLC
144A company guaranty sr. unsec. notes
8.50%, 5/1/28	475,000	493,406
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. bonds 5.75%, 1/30/28	765,000	815,402
EnLink Midstream, LLC 144A company guaranty
sr. unsec. notes 5.625%, 1/15/28	445,000	462,800
EQT Corp. sr. unsec. notes 7.50%, 2/1/30	185,000	237,725
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	35,000	38,763
Global Partners LP/GLP Finance Corp. company
guaranty sr. unsec. notes 6.875%, 1/15/29	40,000	41,886
Hess Midstream Operations LP 144A company
guaranty sr. unsec. notes 5.125%, 6/15/28	345,000	359,231
Hess Midstream Operations LP 144A company
guaranty sr. unsec. notes 4.25%, 2/15/30	135,000	133,988
Hess Midstream Operations LP 144A company
guaranty sr. unsec. sub. notes 5.625%, 2/15/26	340,000	350,200
Holly Energy Partners LP/Holly Energy Finance
Corp. 144A company guaranty sr. unsec. notes
5.00%, 2/1/28	470,000	468,238
Nabors Industries, Ltd. 144A company guaranty
sr. unsec. notes 7.25%, 1/15/26	150,000	138,750
Northriver Midstream Finance LP 144A sr. notes
5.625%, 2/15/26 (Canada)	35,000	36,225
Oasis Petroleum, Inc. 144A company guaranty sr.
unsec. notes 6.375%, 6/1/26	175,000	183,313
Occidental Petroleum Corp. sr. unsec. bonds
6.625%, 9/1/30	235,000	290,813
Occidental Petroleum Corp. sr. unsec. bonds
6.125%, 1/1/31	85,000	103,275
Occidental Petroleum Corp. sr. unsec. sub.
bonds 6.20%, 3/15/40	890,000	1,094,700
Occidental Petroleum Corp. sr. unsec. sub. notes
6.45%, 9/15/36	915,000	1,166,630
Ovintiv, Inc. company guaranty sr. unsec. bonds
6.50%, 8/15/34	70,000	90,067
Ovintiv, Inc. company guaranty sr. unsec. unsub.
bonds 7.375%, 11/1/31	260,000	338,913
Ovintiv, Inc. company guaranty sr. unsec. unsub.
bonds 6.625%, 8/15/37	70,000	91,637
Ovintiv, Inc. company guaranty sr. unsec. unsub.
notes 8.125%, 9/15/30	125,000	166,219
PBF Holding Co., LLC/PBF Finance Corp. 144A
company guaranty sr. notes 9.25%, 5/15/25	315,000	299,644

12 Putnam VT High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (81.8%)* cont.	amount	Value

Oil and gas cont.
Precision Drilling Corp. 144A company guaranty
sr. unsec. notes 7.125%, 1/15/26 (Canada)	$450,000	$460,125
Precision Drilling Corp. 144A company guaranty
sr. unsec. notes 6.875%, 1/15/29 (Canada)	80,000	81,538
Rattler Midstream LP 144A company guaranty sr.
unsec. notes 5.625%, 7/15/25	230,000	239,200
Rockcliff Energy II, LLC 144A sr. unsec. notes
5.50%, 10/15/29	395,000	406,850
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	145,000	149,350
SM Energy Co. sr. unsec. unsub. notes
6.75%, 9/15/26	135,000	138,713
SM Energy Co. sr. unsec. unsub. notes
6.50%, 7/15/28	300,000	310,500
SM Energy Co. 144A company guaranty notes
10.00%, 1/15/25	215,000	236,638
Southwestern Energy Co. company guaranty sr.
unsec. notes 5.375%, 3/15/30	350,000	375,018
Southwestern Energy Co. company guaranty sr.
unsec. notes 5.375%, 2/1/29	655,000	692,663
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 7.50%, 10/1/25	85,000	92,225
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 6.00%, 12/31/30	240,000	240,000
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 5.50%, 1/15/28	370,000	370,000
Transocean Pontus, Ltd. 144A company
guaranty sr. notes 6.125%, 8/1/25
(Cayman Islands)	144,050	140,449
Transocean Poseidon, Ltd. 144A company
guaranty sr. notes 6.875%, 2/1/27	235,000	227,069
Transocean, Inc. 144A company guaranty sr.
unsec. notes 11.50%, 1/30/27	285,000	279,300
Venture Global Calcasieu Pass, LLC 144A
company guaranty sr. bonds 3.875%, 11/1/33	190,000	199,025
Viper Energy Partners LP 144A company
guaranty sr. unsec. notes 5.375%, 11/1/27	50,000	51,625
		20,043,046
Publishing (0.9%)
Cengage Learning, Inc. 144A sr. unsec. unsub.
notes 9.50%, 6/15/24	400,000	402,500
McGraw-Hill Education, Inc. 144A sr. notes
5.75%, 8/1/28	435,000	430,650
McGraw-Hill Education, Inc. 144A sr. unsec.
notes 8.00%, 8/1/29	445,000	441,596
News Corp. 144A sr. unsec. notes
3.875%, 5/15/29	260,000	262,600
		1,537,346
Retail (0.8%)
Asbury Automotive Group, Inc. 144A company
guaranty sr. unsec. bonds 5.00%, 2/15/32	35,000	36,320
Asbury Automotive Group, Inc. 144A company
guaranty sr. unsec. notes 4.625%, 11/15/29	65,000	66,219
Bath & Body Work, Inc. company guaranty sr.
unsec. bonds 6.75%, perpetual maturity	165,000	203,775
Bath & Body Work, Inc. company guaranty sr.
unsec. notes 7.50%, perpetual maturity	345,000	390,713
Bath & Body Works, Inc. 144A company guaranty
sr. unsec. notes 9.375%, 7/1/25	41,000	50,020

	Principal
CORPORATE BONDS AND NOTES (81.8%)* cont.	amount	Value

Retail cont.
Bath & Body Work, Inc. 144A company guaranty
sr. unsec. unsub. bonds 6.625%, 10/1/30	$150,000	$169,875
PetSmart Inc/PetSmart Finance Corp.
144A company guaranty sr. unsec. notes
7.75%, 2/15/29	265,000	287,856
Victoria’s Secret & Co. 144A sr. unsec. notes
4.625%, 7/15/29	210,000	214,200
		1,418,978
Technology (3.9%)
Ahead DB Holdings, LLC 144A company guaranty
sr. unsec. notes 6.625%, 5/1/28	540,000	535,950
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	425,000	424,779
Arches Buyer, Inc. 144A sr. unsec. notes
6.125%, 12/1/28	165,000	166,030
Black Knight InfoServ, LLC 144A company
guaranty sr. unsec. notes 3.625%, 9/1/28	250,000	249,673
Boxer Parent Co., Inc. 144A company guaranty sr.
notes 7.125%, 10/2/25	185,000	194,019
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	255,000	265,837
Clarivate Science Holdings Corp. 144A sr. unsec.
notes 4.875%, 7/1/29	250,000	253,530
CommScope Finance, LLC 144A sr. notes
6.00%, 3/1/26	140,000	144,200
CommScope, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/1/27	245,000	251,784
Crowdstrike Holdings, Inc. company guaranty sr.
unsec. notes 3.00%, 2/15/29	305,000	301,188
Diebold Nixdorf, Inc. company guaranty sr.
unsec. sub. notes 8.50%, 4/15/24	300,000	300,000
Diebold Nixdorf, Inc. 144A company guaranty sr.
notes 9.375%, 7/15/25	155,000	166,895
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	605,000	620,760
Plantronics, Inc. 144A company guaranty sr.
unsec. notes 4.75%, 3/1/29	460,000	438,725
Rocket Software, Inc. 144A sr. unsec. notes
6.50%, 2/15/29	605,000	589,875
Tempo Acquisition, LLC/Tempo Acquisition
Finance Corp. 144A company guaranty sr. notes
5.75%, 6/1/25	215,000	222,525
TTM Technologies, Inc. 144A company guaranty
sr. unsec. notes 4.00%, 3/1/29	250,000	248,125
Twilio, Inc. company guaranty sr. unsec. notes
3.875%, 3/15/31	175,000	176,698
Twilio, Inc. company guaranty sr. unsec. notes
3.625%, 3/15/29	335,000	337,958
Western Digital Corp. company guaranty sr.
unsec. notes 4.75%, 2/15/26	170,000	185,885
ZoomInfo Technologies LLC/ZoomInfo Finance
Corp. 144A company guaranty sr. unsec. notes
3.875%, 2/1/29	530,000	525,442
		6,599,878
Textiles (0.7%)
Hanesbrands, Inc. 144A company guaranty sr.
unsec. unsub. notes 4.625%, 5/15/24	325,000	340,321
Kontoor Brands, Inc. 144A company guaranty sr.
unsec. notes 4.125%, 11/15/29	375,000	375,469
Levi Strauss & Co. 144A sr. unsec. sub. bonds
3.50%, 3/1/31	400,000	407,852
		1,123,642

Putnam VT High Yield Fund 13

	Principal
CORPORATE BONDS AND NOTES (81.8%)* cont.	amount	Value

Toys (0.3%)
Mattel, Inc. 144A company guaranty sr. unsec.
notes 5.875%, 12/15/27	$120,000	$128,995
Mattel, Inc. 144A company guaranty sr. unsec.
notes 3.75%, 4/1/29	245,000	253,881
Mattel, Inc. 144A company guaranty sr. unsec.
notes 3.375%, 4/1/26	65,000	66,659
		449,535
Transportation (1.4%)
Air Canada 144A sr. notes 3.875%,
8/15/26 (Canada)	35,000	35,831
American Airlines, Inc./AAdvantage Loyalty
IP, Ltd. 144A company guaranty sr. notes
5.75%, 4/20/29	325,000	347,334
American Airlines, Inc./AAdvantage Loyalty
IP, Ltd. 144A company guaranty sr. notes
5.50%, 4/20/26	325,000	337,959
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A
company guaranty sr. notes 4.75%, 10/20/28	480,000	524,151
United Airlines, Inc. 144A company guaranty sr.
notes 4.625%, 4/15/29	130,000	134,063
United Airlines, Inc. 144A company guaranty sr.
notes 4.375%, 4/15/26	130,000	135,556
Watco Cos LLC/Watco Finance Corp. 144A sr.
unsec. notes 6.50%, 6/15/27	895,000	930,800
		2,445,694
Utilities and power (2.3%)
Buckeye Partners LP sr. unsec. bonds
5.85%, 11/15/43	195,000	191,345
Buckeye Partners LP sr. unsec. notes
3.95%, 12/1/26	80,000	81,537
Buckeye Partners LP 144A sr. unsec. notes
4.50%, 3/1/28	120,000	120,900
Calpine Corp. 144A company guaranty sr. notes
5.25%, 6/1/26	83,000	85,157
Calpine Corp. 144A company guaranty sr. notes
4.50%, 2/15/28	460,000	477,250
Colorado Interstate Gas Co., LLC company
guaranty sr. unsec. notes 6.85%, 6/15/37	445,000	588,135
Energy Transfer LP jr. unsec. sub. FRN 6.625%,
perpetual maturity	760,000	720,039
NRG Energy, Inc. company guaranty sr. unsec.
notes 6.625%, 1/15/27	24,000	24,949
NRG Energy, Inc. 144A company guaranty sr.
unsec. bonds 3.875%, 2/15/32	370,000	362,600
NRG Energy, Inc. 144A sr. unsec. bonds
5.25%, 6/15/29	155,000	166,065
Pacific Gas and Electric Co. company guaranty
sr. unsec. unsub. notes 2.95%, 3/1/26	310,000	315,177
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%,
perpetual maturity	140,000	141,805
Vistra Operations Co., LLC 144A company
guaranty sr. notes 4.30%, 7/15/29	135,000	144,367
Vistra Operations Co., LLC 144A company
guaranty sr. unsec. notes 5.625%, 2/15/27	185,000	190,550
Vistra Operations Co., LLC 144A company
guaranty sr. unsec. notes 5.50%, 9/1/26	270,000	278,813
		3,888,689

Total corporate bonds and notes (cost $133,399,737)		$137,701,025

	Principal
SENIOR LOANS (8.7%)*c	amount	Value

Basic materials (0.8%)
CP Atlas Buyer, Inc. bank term loan FRN
Ser. B1, (BBA LIBOR USD 3 Month + 3.75%),
4.25%, 11/23/27	$548,889	$545,870
Herens US Holdco Corp. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 4.00%),
4.75%, 4/30/28	$24,875	$24,841
Klockner-Pentaplast of America, Inc. bank term
loan FRN (BBA LIBOR USD 3 Month + 4.75%),
5.25%, 2/4/26	$213,388	$207,186
SCIH Salt Holdings, Inc. bank term loan
FRN Ser. B, (1 Month US LIBOR + 4.00%),
4.75%, 3/16/27	323,666	320,160
Starfruit US Holdco, LLC bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%),
3.102%, 10/1/25	220,845	219,880
TMS International Corp./DE bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%),
3.75%, 8/14/24	98,998	98,998
		1,416,935
Capital goods (1.0%)
Adient US, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 3.604%, 4/1/28	253,725	253,461
BWAY Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 3.354%, 4/3/24	399,977	394,261
Filtration Group Corp. bank term loan FRN
(1 Month US LIBOR + 3.50%), 4.00%, 10/19/28	54,863	54,737
MajorDrive Holdings IV, LLC bank term loan FRN
(BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/1/28	412,501	411,985
Staples, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 5.00%), 5.132%, 4/9/26	67,940	65,531
Titan Acquisition, Ltd. (United Kingdom) bank
term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 3.354%, 3/28/25	341,559	335,486
TK Elevator US Newco, Inc. bank term loan
FRN (BBA LIBOR USD 3 Month + 3.50%),
4.00%, 7/31/27	174,126	174,102
		1,689,563
Communication services (0.4%)
Asurion, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 5.25%), 5.354%, 1/30/29	215,000	213,970
Asurion, LLC bank term loan FRN Ser. B9, (BBA
LIBOR USD 3 Month + 3.25%), 3.354%, 7/31/27	144,273	143,263
DIRECTV Financing, LLC bank term loan
FRN (BBA LIBOR USD 3 Month + 5.00%),
5.75%, 7/22/27	342,125	342,224
		699,457
Consumer cyclicals (1.8%)
AMC Entertainment Holdings, Inc. bank term
loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 3.103%, 4/22/26	322,083	289,473
AppleCaramel Buyer, LLC bank term loan
FRN (BBA LIBOR USD 3 Month + 4.00%),
4.50%, 10/19/27	331,836	331,873
Clear Channel Outdoor Holdings, Inc. bank
term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 3.629%, 8/21/26	439,875	433,462
Cornerstone Building Brands, Inc. bank term
loan FRN (BBA LIBOR USD 3 Month + 3.25%),
3.75%, 4/12/28	180,823	180,145
CPG International, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	229,591	229,391
Garda World Security Corp. bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 4.25%),
4.36%, 10/30/26	292,003	291,030

14 Putnam VT High Yield Fund

	Principal
SENIOR LOANS (8.7%)*c cont.	amount	Value

Consumer cyclicals cont.
Golden Nugget, LLC bank term loan FRN (BBA
LIBOR USD 3 Month + 12.00%), 13.00%, 10/4/23	$85,000	$90,525
iHeartCommunications, Inc. bank term loan FRN
(BBA LIBOR USD 3 Month + 3.25%), 3.75%, 5/1/26	205,068	204,875
iHeartCommunications, Inc. bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%),
3.104%, 5/1/26	115,323	114,478
Robertshaw Holdings Corp. bank term loan
FRN (BBA LIBOR USD 3 Month + 8.00%),
9.00%, 2/28/26	270,000	210,600
Robertshaw Holdings Corp. bank term loan
FRN (BBA LIBOR USD 3 Month + 3.50%),
4.50%, 2/28/25	186,043	174,788
Terrier Media Buyer, Inc. bank term loan
FRN (BBA LIBOR USD 3 Month + 3.50%),
3.604%, 12/17/26	264,627	263,238
Werner Finco LP bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.00%), 5.00%, 7/24/24	177,680	177,903
		2,991,781
Consumer staples (0.9%)
Ascend Learning, LLC bank term loan FRN
(1 Month US LIBOR + 5.75%), 6.25%, 11/18/29	230,000	230,384
Brand Industrial Services, Inc. bank term
loan FRN (BBA LIBOR USD 3 Month + 4.25%),
5.25%, 6/21/24	577,147	563,601
IRB Holding Corp. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.25%),
4.25%, 12/15/27	118,800	118,688
PECF USS Intermediate Holding III Corp. bank
term loan FRN Ser. B, (1 Month US LIBOR
+ 4.25%), 5.00%, 11/4/28	590,000	590,212
		1,502,885
Energy (0.6%)
ChampionX Holding, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 5.00%),
6.00%, 6/3/27	496,322	502,332
CQP Holdco LP bank term loan FRN (BBA LIBOR
USD 3 Month + 3.75%), 4.25%, 6/4/28	412,925	411,719
		914,051
Financials (0.1%)
HUB International, Ltd. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.25%),
4.00%, 4/25/25	231,319	231,101
		231,101
Health care (1.3%)
Global Medical Response, Inc. bank term loan
FRN (1 Month US LIBOR + 4.25%), 5.25%, 10/2/25	660,013	656,547
Jazz Financing Lux Sarl bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.50%),
4.00%, 5/31/28	378,100	379,306
One Call Corp. bank term loan FRN Ser. B,
(1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	393,025	392,781
Ortho-Clinical Diagnostics, Inc. bank term
loan FRN (BBA LIBOR USD 3 Month + 3.25%),
3.081%, 6/30/25	260,989	260,663
Quorum Health Corp. bank term loan FRN (BBA
LIBOR USD 3 Month + 7.00%), 8.00%, 4/29/25	523,984	507,610
		2,196,907
Technology (1.5%)
Arches Buyer, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	554,623	550,120
Epicor Software Corp. bank term loan FRN (BBA
LIBOR USD 3 Month + 7.75%), 8.75%, 7/30/28	170,000	173,684

	Principal
SENIOR LOANS (8.7%)*c cont.	amount	Value

Technology cont.
Epicor Software Corp. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.25%),
4.00%, 7/30/27	$271,563	$271,188
Greeneden US Holdings II, LLC bank term
loan FRN (BBA LIBOR USD 3 Month + 4.00%),
4.544%, 12/1/27	352,338	353,366
Polaris Newco, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	408,975	408,591
Rocket Software, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 4.25%), 4.75%, 11/28/25	174,125	173,646
UKG, Inc. bank term loan FRN (1 Month US LIBOR
+ 5.25%), 5.75%, 5/3/27	215,000	215,404
UKG, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.25%), 3.75%, 5/3/26	346,507	344,448
		2,490,447
Transportation (0.3%)
American Airlines, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	150,000	155,169
United Airlines, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.75%),
4.50%, 4/21/28	332,488	332,940
		488,109

Total senior loans (cost $14,623,742)		$14,621,236

COMMON STOCKS (1.3%)*	Shares	Value

Altice USA, Inc. Class A †	7,820	$126,528
Antero Resources Corp. †	14,600	255,500
Clarivate PLC (United Kingdom) †	82	1,929
General Motors Co. †	3,460	202,860
iHeartMedia, Inc. Class A †	12,934	272,131
MWO Holdings, LLC (Units) F	281	717
Oasis Petroleum, Inc.	5,088	641,037
Ortho Clinical Diagnostics Holdings PLC †	13,113	280,487
PulteGroup, Inc.	2,900	165,764
Sirius XM Holdings, Inc.	24,240	153,924
Texas Competitive Electric Holdings Co., LLC/
TCEH Finance, Inc. (Rights)	36,615	47,600
Tribune Media Co. Class 1C	93,841	938
Total common stocks (cost $1,917,777)		$2,149,415

	Principal
CONVERTIBLE BONDS AND NOTES (1.0%)*	amount	Value

Avalara, Inc. 144A cv. sr. unsec. notes
0.25%, 8/1/26	$250,000	$230,750
DISH Network Corp. cv. sr. unsec. notes
3.375%, 8/15/26	178,000	168,486
Fiverr International, Ltd. cv. sr. unsec. notes
zero %, 11/1/25 (Israel)	225,000	208,913
Middleby Corp. (The) cv. sr. unsec. notes
1.00%, 9/1/25	125,000	199,766
Nabors Industries, Inc. company guaranty cv. sr.
unsec. notes 0.75%, 1/15/24	405,000	352,350
ON Semiconductor Corp. 144A cv. sr. unsec.
notes zero %, 5/1/27	141,000	205,155
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	131,000	122,158
Transocean, Inc. cv. company guaranty sr. unsec.
sub. notes 0.50%, 1/30/23	150,000	134,439
Total convertible bonds and notes (cost $1,615,829)		$1,622,017

Putnam VT High Yield Fund 15

CONVERTIBLE PREFERRED STOCKS (1.1%)*	Shares	Value

Aptiv PLC $5.50 cv. pfd.	1,020	$187,405
Broadcom, Inc. 8.00% cv. pfd.	240	497,474
Clarivate PLC $5.25 cv. pfd. (United Kingdom)	2,790	251,909
Danaher Corp. 4.75% cv. pfd.	125	274,099
KKR & Co., Inc. $3.00 cv. pfd.	2,559	238,038
PG&E Corp. $5.50 cv. pfd.	2,870	331,342
Total convertible preferred stocks (cost $1,365,966)		$1,780,267

	Expiration	Strike
WARRANTS (0.0%)*†	date	price	Warrants	Value

Guaranteed Rate, Inc. F	3/1/23	$0.01	188	$9
Total warrants (cost $9)				$9

SHORT-TERM INVESTMENTS (5.3%)*	Shares	Value

Putnam Short Term Investment Fund
Class P 0.13% L	8,940,638	$8,940,638
Total short-term investments (cost $8,940,638)		$8,940,638

Total investments (cost $161,863,698)		$166,814,607

Key to holding’s currency abbreviations

EUR	Euro

Key to holding’s abbreviations

DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2021 through December 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $168,283,346.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $1,083 to cover certain derivative contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/21 (aggregate face value $255,274)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co.
	Euro	Sell	3/16/22	$256,652	$255,274	$(1,378)
Unrealized appreciation						—
Unrealized (depreciation)						(1,378)
Total						$(1,378)

* The exchange currency for all contracts listed is the United States Dollar.

16 Putnam VT High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$126,528	$—	$—
Consumer cyclicals	794,679	938	—
Energy	896,537	—	717
Health care	280,487	—	—
Technology	1,929	—	—
Utilities and power	—	47,600	—
Total common stocks	2,100,160	48,538	717
Convertible bonds and notes	—	1,622,017	—
Convertible preferred stocks	—	1,780,267	—
Corporate bonds and notes	—	137,701,025	—
Senior loans	—	14,621,236	—
Warrants	—	—	9
Short-term investments	—	8,940,638	—
Totals by level	$2,100,160	$164,713,721	$726

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,378)	$—
Totals by level	$—	$(1,378)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 17

Statement of assets and liabilities
12/31/21

Assets
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $152,923,060)	$157,873,969
Affiliated issuers (identified cost $8,940,638) (Note 5)	8,940,638
Cash	46,972
Dividends, interest and other receivables	2,151,744
Receivable for shares of the fund sold	277,853
Receivable for investments sold	391,025
Total assets	169,682,201

Liabilities
Payable for investments purchased	854,181
Payable for shares of the fund repurchased	197,818
Payable for compensation of Manager (Note 2)	77,601
Payable for custodian fees (Note 2)	3,270
Payable for investor servicing fees (Note 2)	19,323
Payable for Trustee compensation and expenses (Note 2)	154,570
Payable for administrative services (Note 2)	1,816
Payable for distribution fees (Note 2)	10,024
Unrealized depreciation on forward currency contracts (Note 1)	1,378
Other accrued expenses	78,874
Total liabilities	1,398,855

Net assets	$168,283,346

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$169,063,133
Total distributable earnings (Note 1)	(779,787)
Total — Representing net assets applicable to capital shares outstanding	$168,283,346

Computation of net asset value Class IA
Net assets	$119,198,880
Number of shares outstanding	18,922,464
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.30

Computation of net asset value Class IB
Net assets	$49,084,466
Number of shares outstanding	7,877,616
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.23

The accompanying notes are an integral part of these financial statements.

18 Putnam VT High Yield Fund

Statement of operations
Year ended 12/31/21

Investment income
Interest (including interest income of $5,594 from investments in affiliated issuers) (Note 5)	$9,012,729
Dividends (net of foreign tax of $10)	120,852
Total investment income	9,133,581

Expenses
Compensation of Manager (Note 2)	956,936
Investor servicing fees (Note 2)	121,608
Custodian fees (Note 2)	14,956
Trustee compensation and expenses (Note 2)	7,040
Distribution fees (Note 2)	123,708
Administrative services (Note 2)	4,319
Auditing and tax fees	67,896
Other	39,790
Total expenses	1,336,253

Expense reduction (Note 2)	(81)
Net expenses	1,336,172

Net investment income	7,797,409

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	3,707,078
Foreign currency transactions (Note 1)	2,351
Forward currency contracts (Note 1)	(388)
Total net realized gain	3,709,041
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(2,851,815)
Assets and liabilities in foreign currencies	(294)
Forward currency contracts	561
Total change in net unrealized depreciation	(2,851,548)

Net gain on investments	857,493

Net increase in net assets resulting from operations	$8,654,902

Statement of changes in net assets

	Year ended	Year ended
	12/31/21	12/31/20
Decrease in net assets
Operations:
Net investment income	$7,797,409	$8,360,245
Net realized gain (loss) on investments and foreign currency transactions	3,709,041	(1,852,810)
Change in net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(2,851,548)	3,130,471
Net increase in net assets resulting from operations	8,654,902	9,637,906
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(6,112,641)	(7,165,298)
Class IB	(2,227,610)	(2,397,325)
Decrease from capital share transactions (Note 4)	(11,416,162)	(6,750,184)
Total decrease in net assets	(11,101,511)	(6,674,901)
Net assets:
Beginning of year	179,384,857	186,059,758
End of year	$168,283,346	$179,384,857

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 19

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/21	$6.30	.28	.03	.31	(.31)	(.31)	$6.30	5.20	$119,199.70		4.56	44
12/31/20	6.39	.30	(.03)[e]	.27	(.36)	(.36)	6.30	5.50	125,959.72		4.98	48
12/31/19	5.94	.33	.51	.84	(.39)	(.39)	6.39	14.55	131,799.73		5.29	37
12/31/18	6.55	.35	(.57)	(.22)	(.39)	(.39)	5.94	(3.59)	129,535.72		5.58	31
12/31/17	6.50	.35	.10	.45	(.40)	(.40)	6.55	7.22	160,526.72		5.48	43
Class IB
12/31/21	$6.23	.27	.03	.30	(.30)	(.30)	$6.23	4.97	$49,084.95		4.32	44
12/31/20	6.32	.28	(.03)[e]	.25	(.34)	(.34)	6.23	5.21	53,426.97		4.71	48
12/31/19	5.87	.31	.51	.82	(.37)	(.37)	6.32	14.40	54,261.98		5.04	37
12/31/18	6.49	.33	(.58)	(.25)	(.37)	(.37)	5.87	(4.07)	45,971.97		5.33	31
12/31/17	6.44	.33	.10	.43	(.38)	(.38)	6.49	6.98	59,038.97		5.23	43

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e The Net realized and unrealized gain (loss) on investments shown for the period noted may not correspond with the amounts shown on the Statement of changes in net assets as a result of timing of share activity.

The accompanying notes are an integral part of these financial statements.

20 Putnam VT High Yield Fund

Notes to financial statements 12/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2021 through December 31, 2021.

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding

Putnam VT High Yield Fund 21

taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,378 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$—	$13,353,344	$13,353,344

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $220,449 to increase undistributed net investment income, $9,530 to increase paid-in capital and $229,979 to increase accumulated net realized loss.

22 Putnam VT High Yield Fund

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$6,843,641
Unrealized depreciation	(1,889,048)
Net unrealized appreciation	4,954,593
Undistributed ordinary income	7,383,726
Unrealized short term	176,937
Unrealized long term	60,410
Capital loss carryforward	(13,353,344)
Cost for federal income tax purposes	$161,858,636

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 33.3% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.551% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$86,956
Class IB	34,652
Total	$121,608

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $81 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $114, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities
(Long-term)	$73,360,292	$93,599,366
U.S. government securities
(Long-term)	—	—
Total	$73,360,292	$93,599,366

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term secu-

Putnam VT High Yield Fund 23

rities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/21		Year ended 12/31/20		Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,477,479	$9,227,222	1,643,764	$9,680,791	2,690,894	$16,471,079	8,523,971	$49,252,663
Shares issued in connection with
reinvestment of distributions	1,015,389	6,112,641	1,391,320	7,165,298	373,134	2,227,610	470,064	2,397,325
	2,492,868	15,339,863	3,035,084	16,846,089	3,064,028	18,698,689	8,994,035	51,649,988
Shares repurchased	(3,561,373)	(22,250,252)	(3,657,616)	(21,848,992)	(3,756,206)	(23,204,462)	(9,003,700)	(53,397,269)
Net decrease	(1,068,505)	$(6,910,389)	(622,532)	$(5,002,903)	(692,178)	$(4,505,773)	(9,665)	$(1,747,281)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/20	Purchase cost	Sale proceeds	Investment income	12/31/21
Short-term investments
Putnam Short Term Investment Fund*	$5,665,586	$57,842,445	$54,567,393	$5,594	$8,940,638
Total Short-term investments	$5,665,586	$57,842,445	$54,567,393	$5,594	$8,940,638

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

24 Putnam VT High Yield Fund

Forward currency contracts (contract amount)	$200,000
Warrants (number of warrants)	3,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$—	Payables	$1,378
Equity contracts	Investments	9	Payables	—
Total		$9		$1,378

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$(388)	$(388)
Total	$(388)	$(388)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Total
Foreign exchange contracts	$—	$561	$561
Equity contracts	1,776	—	1,776
Total	$1,776	$561	$2,337

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	State Street Bank and Trust Co.	Total
Assets:
Forward currency contracts#	$—	$—
Total Assets	$—	$—
Liabilities:
Forward currency contracts#	1,378	1,378
Total Liabilities	$1,378	$1,378
Total Financial and Derivative Net Assets	$(1,378)	$(1,378)
Total collateral received (pledged)##†	$—
Net amount	$(1,378)
Controlled collateral received (including TBA commitments)*	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)*	$—	$—

*Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10 — New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Putnam VT High Yield Fund 25

Federal tax information (Unaudited)

The fund designated 1.12% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $66,451 as a capital gain dividend with respect to the taxable year ended December 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

26 Putnam VT High Yield Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Ravi Akhoury Born 1947 Trustee since 2009	Private investor	Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.	
Barbara M. Baumann Born 1955 Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Paul L. Joskow Born 1947 Trustee since 1997	The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.	Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Putnam VT High Yield Fund 27

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Richard T. Kircher (Born 1962)	Denere P. Poulack (Born 1968)
Vice President and Chief Compliance Officer	Vice President and BSA Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2016	Since 2019	and Assistant Treasurer
Chief Compliance Officer and Chief Risk Officer,	Assistant Director, Operational Compliance,	Since 2004
Putnam Investments, and Chief Compliance	Putnam Investments and Putnam
Officer, Putnam Management	Retail Management	Janet C. Smith (Born 1965)
Vice President, Principal Financial
Nancy E. Florek (Born 1957)	Martin Lemaire (Born 1984)	Officer, Principal Accounting Officer,
Vice President, Director of Proxy Voting	Vice President and Derivatives Risk Manager	and Assistant Treasurer
and Corporate Governance, Assistant Clerk,	Since 2022	Since 2007
and Assistant Treasurer	Risk Manager and Risk Analyst,	Head of Fund Administration Services, Putnam
Since 2000	Putnam Investments	Investments and Putnam Management

Michael J. Higgins (Born 1976)	Susan G. Malloy (Born 1957)	Stephen J. Tate (Born 1974)
Vice President, Treasurer, and Clerk	Vice President and Assistant Treasurer	Vice President and Chief Legal Officer
Since 2010	Since 2007	Since 2021
	Head of Accounting and Middle Office Services,	General Counsel, Putnam Investments, Putnam
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management	Management, and Putnam Retail Management
Executive Vice President, Principal Executive
Officer, and Compliance Liaison	Alan G. McCormack (Born 1964)	Mark C. Trenchard (Born 1962)
Since 2004	Vice President and Derivatives Risk Manager	Vice President
	Since 2022	Since 2002
	Head of Quantitative Equities and Risk,	Director of Operational Compliance, Putnam
	Putnam Investments	Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

28 Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam, III
Robert L. Reynolds
Marketing Services	Legal Counsel	Manoj P. Singh
Putnam Retail Management	Ropes & Gray LLP	Mona K. Sutphen
Limited Partnership
100 Federal Street	Independent Registered
Boston, MA 02110	Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT High Yield Fund 29

This report has been prepared for the shareholders
of Putnam VT High Yield Fund.	VTAN034 328319 2/22

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2021	$60,664	$ —	$7,352	$ —
December 31, 2020	$61,548	$ —	$6,494	$ —

For the fiscal years ended December 31, 2021 and December 31, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $300,772 and $620,188 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2021	$ —	$293,420	$ —	$ —
December 31, 2020	$ —	$613,694	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 25, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 25, 2022